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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 31, 2001
                                                         -------------



                             MICROSEMI CORPORATION
            (Exact name of Registrant as specified in its charter)




          Delaware                        0-8866                 95-2110371
--------------------------------------------------------------------------------
 (State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No)



                 2381 Morse Avenue, Irvine, California  92614
                 ----------------------------------------------------
             (Address of principal executive offices)      (Zip Code)


                                (949) 221-7100
                                --------------
              Registrant's telephone number, including area code


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

     Earliest Event Reported: July 31, 2001. All Exhibits hereto are incorporated herein by this reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO. DESCRIPTION


3.1 Amended and Restated Certificate of Incorporation of Registrant, filed with the Delaware Secretary of State on August 9, 2001.

99.1 News Release issued by the Registrant on July 31, 2001 announcing stockholder approval of the amended and restated certificate of incorporation and announcing the 2 for 1 stock split.

99.2 News Release issued by the Registrant on August 28, 2001 announcing, among other things, August 29, 2001 as the "ex-dividend" date concerning the 2-for-1 stock split.

99.3 News Release issued by the Registrant before opening on August 29, 2001 announcing the "ex-dividend" date

ITEM 9.     REGULATION FD DISCLOSURE

     All Exhibits hereto are incorporated herein by this reference.

                                       2
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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MICROSEMI CORPORATION


Date:  August 29, 2001              By: /s/ David R. Sonksen
                                        --------------------
                                       David R. Sonksen
                                       Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary

                                       3
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                                 EXHIBIT INDEX



EXHIBIT NO.  DESCRIPTION

3.1 Amended and Restated Certificate of Incorporation of Registrant, filed with the Delaware Secretary of State on August 9, 2001.

99.1 News Release issued by the Registrant on July 31, 2001 announcing stockholder approval of the amended and restated certificate of incorporation and announcing the 2 for 1 stock split.

99.2 News Release issued by the Registrant on August 28, 2001 announcing, among other things, August 29, 2001 as the "ex-dividend" date concerning the 2-for-1 stock split.

99.3 News Release issued by the Registrant before opening on August 29, 2001 announcing the "ex-dividend" date

                                       4